CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our reports included in this Form 10-K, into the Company's previously filed Registration Statement File Nos. 33-25235 and 33-14773.


                                                             ARTHUR ANDERSEN LLP

Los Angeles, California
March 27, 1998